Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 18, 2005, by and among DEAN FOODS COMPANY, a Delaware corporation (the “Borrower”), those certain subsidiaries of the Borrower party to the Credit Agreement referred to below (the “Guarantors”), the lenders party to the Credit Agreement defined below (the “Lenders”) pursuant to the authorization (in the form attached hereto as Annex I, the “Authorization”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”), JPMORGAN CHASE BANK, N.A., as Syndication Agent for the Lenders (the “Syndication Agent”) and BANK OF AMERICA, N.A., HARRIS TRUST AND SAVINGS BANK and SUNTRUST BANK, each as a documentation agent (collectively, the “Documentation Agents”). Except as otherwise defined in this Amendment, terms defined in the Credit Agreement referred to below are used herein as defined therein.
RECITALS
     WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Syndication Agent, the Documentation Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of August 13, 2004 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrower;
     WHEREAS, the Borrower has requested that the Lenders consent to certain modifications to the Credit Agreement; and
     WHEREAS, the Lenders party hereto have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth in this Amendment.
     NOW, THEREFORE, the parties hereto hereby agree as follows:
     Section 1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereby agree that the Credit Agreement shall be amended as follows:
     (a) Section 1.1 (“Defined Terms”) of the Credit Agreement shall be amended effective as of the date hereof by:
          (i) adding the following defined terms in appropriate alphabetical order:
     “Second Amendment” shall mean the Second Amendment to this Agreement dated as of November 18, 2005.
     “Second Amendment Effective Date” shall mean the date upon which all of the conditions precedent set forth in the Second Amendment shall have been satisfied.

          (ii) amending the definition of “Credit Party Obligations” by adding the parenthetical phrase “(regardless of whether that Person remains a Lender after such Hedging Agreement is executed)” immediately following the phrase “hereunder at the time such Hedging Agreement is executed” in the tenth line of such definition.
          (iii) deleting the definition of “Hedging Agreements” in its entirety and replacing it with the following:
     “Hedging Agreements” shall mean, with respect to any Person, any agreement entered into to protect such Person against fluctuations in interest rates, commodity prices, or currency values, including, without limitation, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, or other interest rate, commodity or exchange rate hedging agreements.
          (iv) deleting the definition of “Pro Forma Basis” in its entirety and replacing it with the following:
     “Pro Forma Basis” shall mean, with respect to any Permitted Acquisition or any Restricted Payment made pursuant to Section 6.10, that such Permitted Acquisition or Restricted Payment shall be deemed to have occurred or been made, as applicable, as of the first day of the four (4) fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such Permitted Acquisition or Restricted Payment.
     (b) Section 2.2 (“Swingline Loan Subfacility”) of the Credit Agreement shall be amended by deleting the reference in clause (a) thereof to “ONE HUNDRED MILLION DOLLARS ($100,000,000)” and replacing it with “ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000)”.
     (c) Section 5.9 (“Financial Covenants”) of the Credit Agreement shall be amended by deleting Section 5.9(a) (“Leverage Ratio”) in its entirety and replacing it with the following:
     (a) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter of the Borrower and its Restricted Subsidiaries, shall be less than or equal to the corresponding ratio set forth below:

Period	Maximum Ratio
Second Amendment Effective Date through March 31, 2007	4.35 to 1.00
April 1, 2007 and thereafter	4.00 to 1.00

2

     (d) Section 6.10 (“Restricted Payments”) of the Credit Agreement shall be amended by deleting Section 6.10 in its entirety and replacing it with the following:
     Section 6.10 Restricted Payments. The Borrower will not, nor will it permit any Restricted Subsidiary to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to any Credit Party (directly or indirectly through Subsidiaries), (c) to make dividends to or repurchases from the Borrower or the holders of ownership interests of such Restricted Subsidiary the proceeds of which shall be used to pay taxes that are then due and payable, (d) in the case of a Receivables Financing SPC, to make Restricted Payments to its owners to the extent of net income or other assets available therefor under applicable law, and (e) to make other Restricted Payments; provided, however that after giving effect to such Restricted Payments on a Pro Forma Basis, no Default or Event of Default shall have occurred and/or be continuing or be directly or indirectly caused as a result thereof.
     Section 2. Representations and Warranties. Each of the Credit Parties represents and warrants as follows:
     (A) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.
     (B) This Amendment and each other document executed in connection herewith has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to: (1) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     (C) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, other than filings required to comply with applicable securities laws.
     (D) After giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).
     (E) No Default or Event of Default has occurred and is continuing as of the date hereof.
     Section 3. Conditions Precedent. This Amendment shall become effective on the date hereof upon satisfaction (or waiver) of each of the following conditions precedent:

3

     (A) This Amendment. The Administrative Agent shall have received (1) a duly executed counterpart of this Amendment from the Administrative Agent, the Swingline Lender and each Credit Party and (2) the necessary Authorizations from the Lenders.
     (B) Costs, Expenses and Fees. The Borrower shall have paid (1) any and all out-of-pocket costs (to the extent invoiced on or prior to the date hereof) incurred by the Agents or the Arrangers (including the reasonable fees and expenses of each Agent’s legal counsel and other advisors and professionals engaged by the Agents or the Arrangers in connection with this Amendment), (2) all fees and other amounts payable to either Agent in connection with the arrangement, negotiation, execution and delivery of this Amendment and (3) all amendment fees payable to each of the Lenders that consents to the Amendment by 5:00 P.M. (Eastern time) on November 18, 2005.
     (C) Other Documents. The Administrative Agent shall have received any other documents, certificates or instruments reasonably requested thereby in connection with the execution of this Amendment.
Section 4. Acknowledgement of Guarantors and Reaffirmation of Security Documents.
     (A) By their execution hereof, each of the Guarantors listed on the signature pages to this Amendment hereby expressly (1) consents to the modifications and amendments set forth in this Amendment, (2) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Credit Documents to which it is a party, (3) acknowledges that it has received a copy of the Credit Agreement (as amended) and agrees to be bound to the terms and conditions set forth therein and (4) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Credit Documents to which it is a party remain in full force and effect.
     (B) Each Credit Party hereby confirms that each of the Security Documents to which it is a party shall continue to be in full force and effect and is hereby ratified and reaffirmed in all respects as if fully restated as of the date hereof by this Amendment. In furtherance of the reaffirmations set forth in this Section 4(B) each Credit Party hereby grants and assigns a security interest in all Collateral (including, without limitation, any real property or other Collateral) identified in any Security Document as collateral security for the Credit Party Obligations.
Section 5. Miscellaneous.
     (A) Limited Amendment. Except as expressly provided herein, the Credit Agreement shall remain unmodified and in full force and effect. This Amendment shall not be deemed (1) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Credit Document or (2) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Credit Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time. References in the Credit Agreement (including references to such Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and

4

“hereof”) and in any Credit Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.
     (B) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.
     (C) Further Assurances. Upon the request of the Administrative Agent and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request to effectuate the provisions and purposes of this Amendment.
     (D) Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.
     (E) Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
[Signature Pages Follow]

5

     IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.

BORROWER:	DEAN FOODS COMPANY, a Delaware corporation

By: /s/ Cory Olson
Name: Cory Olson
Title: Senior Vice President — Finance

GUARANTORS:	31 LOGISTICS, INC., a Delaware corporation
ALTA-DENA CERTIFIED DAIRY, INC., a Delaware corporation
BARBER ICE CREAM, LLC, a Delaware limited liability company
BARBER MILK, INC., a Delaware corporation (formerly known as Barber Dairies, Inc., by change of name only)
BERKELEY FARMS, INC., a California corporation
BROUGHTON FOODS, LLC, a Delaware limited liability company
COUNTRY DELITE FARMS, LLC, a Delaware limited liability company
COUNTRY FRESH, LLC, a Michigan limited liability company
CREAMLAND DAIRIES, INC., a New Mexico corporation
DAIRY FRESH, LLC, a Delaware limited liability company
DEAN DAIRY HOLDINGS, LLC, a Delaware limited liability company
DEAN DAIRY PRODUCTS COMPANY, a Pennsylvania corporation
DEAN FOODS COMPANY OF CALIFORNIA, INC., a Delaware corporation
DEAN FOODS COMPANY OF INDIANA, INC., a Delaware corporation
DEAN FOODS NORTH CENTRAL, INC., a Delaware corporation

Each of the above:

By: /s/ Cory Olson
Name: Cory Olson
Title: Authorized Agent

DEAN HOLDING COMPANY, a Wisconsin corporation (formerly known as Dean Pickle and Specialty Products Company, a Wisconsin corporation)
DEAN ILLINOIS DAIRIES, LLC, a Delaware limited liability company
DEAN INTERNATIONAL HOLDING COMPANY, a Delaware corporation
DEAN LEGACY BRANDS, INC., a Delaware corporation
DEAN MANAGEMENT CORPORATION, a Delaware corporation (formerly known as Suiza Management Corporation, by change of name only)
DEAN MIDWEST II, LLC, a Delaware limited liability company
DEAN MIDWEST, LLC, a Delaware limited liability company
DEAN MILK COMPANY, INC., a Kentucky corporation
DEAN NORTHEAST II, LLC, a Delaware limited liability company
DEAN NORTHEAST, LLC, a Delaware limited liability company (formerly known as Suiza GTL, LLC, by change of name only)
DEAN PUERTO RICO HOLDINGS, LLC, a Delaware limited liability company (formerly known as Suiza Dairy Corporation by change of name only)
DEAN SOCAL, LLC, a Delaware limited liability company (formerly known as Suiza SoCal, LLC by change of name only)
DEAN SOUTHEAST II, LLC, a Delaware limited liability company
DEAN SOUTHEAST, LLC, a Delaware limited liability company (formerly known as Suiza Southeast, LLC, by change of name only)
DEAN SOUTHWEST II, LLC, a Delaware limited liability company
DEAN SOUTHWEST, LLC, a Delaware limited liability company (formerly known as Suiza Southwest, LLC, by change of name only)
DEAN TRANSPORTATION, INC., an Ohio corporation
DIPS GP II, LLC, a Delaware limited liability company (successor by merger to DIPS GP II, Inc., a Delaware corporation)

Each of the above:

By: /s/ Cory Olson
Name: Cory Olson
Title: Authorized Agent

DIPS GP, INC., a Delaware corporation
DIPS LIMITED PARTNER II, a Delaware statutory trust (formerly known as DTMC, Inc.)
DIPS LIMITED PARTNER, a Delaware entity (formerly known as Dips LP, Inc.)
ELGIN BLENDERS, INCORPORATED, an Illinois corporation
FAIRMONT DAIRY, LLC, a Delaware limited liability company
GANDY’S DAIRIES, INC., a Texas corporation
GOLDEN VALLEY DAIRY, LLC, a Delaware limited liability company
HORIZON ORGANIC DAIRY, IDAHO FARM, INC., a Colorado corporation
HORIZON ORGANIC DAIRY, MARYLAND FARM, INC., a Colorado corporation
HORIZON ORGANIC HOLDING CORPORATION, a Delaware corporation
HORIZON ORGANIC INTERNATIONAL, INC., a Delaware corporation
INTERNATIONAL DAIRY HOLDINGS, LLC, a Delaware limited liability company
KOHLER MIX SPECIALTIES OF MINNESOTA, LLC, a Delaware limited liability company (formerly known as M-Foods Dairy, LLC)
KOHLER MIX SPECIALTIES, LLC, a Delaware limited liability company (formerly known as M-Foods Dairy TXCT)
LAND-O-SUN DAIRIES, LLC, a Delaware limited liability company
LIBERTY DAIRY COMPANY, a Michigan corporation
LOUIS TRAUTH DAIRY, LLC, a Delaware limited liability company
MARATHON DAIRY INVESTMENT CORP., a Minnesota corporation
MAYFIELD DAIRY FARMS, INC., a Delaware corporation
MCARTHUR DAIRY, INC., a Florida corporation
MEADOW BROOK DAIRY COMPANY, a Pennsylvania corporation
MELODY FARMS, L.L.C., a Delaware limited liability company

Each of the above:

By: /s/ Cory Olson
Name: Cory Olson
Title: Authorized Agent

MIDWEST ICE CREAM COMPANY, a Delaware corporation (formerly known as Dean Foods Ice Cream Company, by change of name only)
MODEL DAIRY, LLC, a Delaware limited liability company
MORNINGSTAR FOODS, LLC, a Delaware limited liability company
NEW ENGLAND DAIRIES, LLC, a Delaware limited liability company
PET O’FALLON, LLC, a Delaware limited liability company
PURITY DAIRIES, INCORPORATED, a Delaware corporation
REITER DAIRY OF AKRON, INC., an Ohio corporation (formerly known as Reiter Akron, Inc.)
REITER DAIRY OF SPRINGFIELD, LLC, a Delaware limited liability company (formerly known as Reiter Springfield, LLC)
ROBINSON DAIRY, LLC, a Delaware limited liability company
SCHENKEL’S ALL-STAR DAIRY, LLC, a Delaware limited liability company
SCHENKEL’S ALL-STAR DELIVERY, LLC, a Delaware limited liability company
SFG MANAGEMENT LIMITED LIABILITY COMPANY, a Delaware limited liability company
SHENANDOAH’S PRIDE, LLC, a Delaware limited liability company
SOUTHERN FOODS HOLDINGS, a Delaware statutory trust (formerly known as Southern Foods Holding Company, LLC)
SUIZA DAIRY GROUP HOLDINGS, INC., a Delaware corporation (formerly known as Preferred Holdings, Inc.)
SUIZA DAIRY GROUP, INC., a Delaware corporation (formerly known as Suiza Dairy Group, L.P.)
SULPHUR SPRINGS CULTURED SPECIALTIES, LLC, a Delaware limited liability company
SWISS II, LLC, a Delaware limited liability company
SWISS PREMIUM DAIRY, INC., a Delaware corporation (formerly known as Wengert’s Dairy, Inc.)
T.G. LEE FOODS, INC., a Florida corporation

Each of the above:

By: /s/ Cory Olson
Name: Cory Olson
Title: Authorized Agent

TERRACE DAIRY, LLC, a Delaware limited liability company
TUSCAN/ LEHIGH DAIRIES, INC, a Delaware corporation (formerly known as Tuscan/Lehigh Dairies, L.P.)
VERIFINE DAIRY PRODUCTS CORPORATION OF SHEBOYGAN, INC., a Wisconsin corporation
WHITEWAVE FOODS COMPANY, a Delaware corporation (formerly known as White Wave Foods Company, formerly known as Dean National Brand Group, Inc., formerly known as Morningstar Foods Inc.)
WHITE WAVE, INC., a Colorado corporation
WHITEWAVE SERVICES, INC., a Delaware corporation
WHITEWAVE SERVICES, LLC, a Delaware limited liability company (successor by merger to Morningstar Services, Inc.)

Each of the above:

By: /s/ Cory Olson
Name: Cory Olson
Title: Authorized Agent

DEAN INTELLECTUAL PROPERTY SERVICES II, L.P., a Delaware limited partnership

By: DIPS GP II, LLC, its general partner

By: /s/ Cory Olson
Name: Cory Olson
Title: Authorized Agent

DEAN INTELLECTUAL PROPERTY SERVICES, L.P., a Delaware limited partnership

By: DIPS GP, INC., its general partner

By: /s/ Cory Olson
Name: Cory Olson
Title: Authorized Agent

SOUTHERN FOODS GROUP, L.P., a Delaware limited partnership

By: SFG MANAGEMENT LIMITED LIABILITY COMPANY, a Delaware limited liability company

By: /s/ Cory Olson
Name: Cory Olson
Title: Authorized Agent

AGENTS AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent and individually in its capacity as a Lender and as Swingline Lender, on behalf of itself and the other Lenders (other than the Syndication Agent) pursuant to the Authorization

By:__________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A. in its capacity as Syndication Agent and individually in its capacity as a Lender

By:__________________________________
Name:
Title:

ANNEX I
Form of Lender Authorization
LENDER AUTHORIZATION
November 18, 2005
Wachovia Bank, National Association,
  as Administrative Agent
Mail Code: NC-0760
301 South College Street
Charlotte, NC 28288-0760
Attn: Syndication Agency Services

Re:	Second Amendment dated as of November 18, 2005 (the “Second Amendment”) to the Amended and Restated Credit Agreement dated as of August 13, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among DEAN FOODS COMPANY, the Guarantors party thereto, the Lenders party thereto (the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), JPMORGAN CHASE BANK, N.A., as Syndication Agent and BANK OF AMERICA, N.A., HARRIS TRUST AND SAVINGS BANK and SUNTRUST BANK, each as a Documentation Agent.
     This letter acknowledges our receipt and review of the Second Amendment in the form posted on the Dean Foods Intralinks or SyndTrak workspace. By executing this letter, we hereby authorize the Administrative Agent to execute and deliver the Second Amendment on our behalf.
     Each financial institution executing this Authorization agrees or reaffirms that it shall be a party to the Credit Agreement and the other Credit Documents to which Lenders are parties and shall have the rights and obligations of a Lender under each such agreement.
__________________________________________
[Insert name of applicable financial institution]
By:_______________________________________
Name:_____________________________________
Title:______________________________________